SUPPLEMENT DATED JULY 10, 2019
To the following variable annuity prospectus:
Allianz Index Advantage ADV®
Dated April 29, 2019

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following sections of the State Contract Variations table on pages 106-107 of Appendix F of the prospectus are replaced for the following states.

Mississippi	Purchase Requirements See section 3
We do not accept additional Purchase Payments on or after the first Contract Anniversary. We also limit the amount of additional Purchase Payments you can make on or after the first Quarterly Contract Anniversary to the amount of total Purchase Payments we received before the first Quarterly Contract Anniversary.

Missouri	Our Unregistered Separate Account See section 11
All of the assets backing the Index Precision Strategy, Index Guard Strategy and Index Performance Strategy Index Options are allocated to Separate Account IANA. We do not move assets between the general account and Separate Account IANA for Contracts issued in Missouri.

Montana	Access to Your Money See section 7
If you take a partial withdrawal that reduces the Contract Value below $2,000, we contact you by phone and give you the option of modifying your withdrawal request. If we cannot reach you, we process your request as a full withdrawal.

New Hampshire	Waiver of Withdrawal Charge Benefit See section 7	The definition of nursing home is an institution operated in accordance with state law.

PRO-004-0519